SECOND AMENDMENT
                       TO MASTER CREDIT FACILITY AGREEMENT


     THIS SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the "Second Amendment") is made as of the 1st day of March, 1997, by and among (i) BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), (ii) BERKSHIRE REALTY COMPANY, INC., a Delaware corporation (the "REIT"), (iii) BRI RIVER OAKS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Existing Subsidiary Guarantor"), BRI HIDDEN OAKS PARTNERSHIP, a Texas general partnership and BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, with the Existing Subsidiaxy Guarantor, the "Subsidiary Guarantors"), (iv) WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "Lender") and (v) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. l716 et seq.

                                    RECITALS

     A. The Borrower, the REIT, the Existing Subsidiary Guarantor and the Lender are parties to that certain Master Credit Facility Agreement, dated as of November 17, 1995 (as amended from time to time, the "Master Agreement").

     B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Federal National Mortgage Association (which now operates for substantially all purposes under the name Fannie Mae) pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of November 17, 1995 (the "Assignment"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement, and the Lender acts as Fannie Mae's agent with respect to the making of certain decisions under the Master Agreement.

     C. The Borrower has requested that the Lender and Fannie Mae consent to the withdrawal of the REIT as the General Partner of the Borrower, the addition of Berkshire Apartments, Inc. (the "New General Partner") as a substitute General Partner of the Borrower, the admission of the REIT as a Limited Partner of the Borrower and certain other transactions, all as more particularly described in that certain Amendment No. 11 to BRI OP Limited Partnership Agreement dated as of March 1, 1997, a copy of which has been furnished to the Lender and Fannie Mae (collectively, the "GP Substitution Transaction").

     D. The parties are executing this Second Amendment to evidence the Lender's and Fannie Mae's consent to the Borrower's request and the amendment of certain provisions of the Master Agreement required by the Lender and Fannie Mae as a condition to its consent.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Second Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     1. Representations and Warranties. The Borrower, the REIT and the Subsidiary Guarantors hereby represent and warrant to the Lender and Fannie Mae as follows:

          (a) Continuation of the Borrower. The GP Substitution Transaction has not effected a dissolution or termination of the Borrower and the Borrower will maintain its existence immediately before and after the GP Substitution Transaction.

          (b) Due Organization of New General Partner. The New General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact business as a foreign corporation in good standing in each jurisdiction in which it transacts business.

     2. Covenants. The Borrower and the Guarantors each agrees and covenants with the Lender, with respect to itself, that, at all times during the Term of the Master Agreement.

          (a) Correction in the event of a dissolution. To the extent the GP Substitution Transaction effects, or is deemed to effect, a dissolution or termination of the Borrower, such dissolution shall constitute an Event of Default under the Loan Documents unless (i) the Borrower gives the Lender notice of the dissolution within 15 days after the REIT, as general partner of the Borrower, first obtains knowledge that either the dissolution of the Borrower has occurred or that a claim of such dissolution has been asserted by any Person, (ii) the Borrower re-forms itself as a limited partnership under Delaware law within 30 days after the REIT, as general partner of the Borrower, first obtains knowledge of the dissolution, (iii) the re-formed Borrower owns the same assets as it did prior to the dissolution or termination, (iv) the re-formed Borrower continues the business that the Borrower conducted prior to the dissolution or termination, (v) the re-formed Borrower assumes and confirms all of the obligations of the Borrower under the Loan Documents pursuant to documents approved by the Lender and Fannie Mae and (vi) the REIT and the Subsidiary Guarantors confirm their continuing liability under the Loan Documents pursuant to documents approved by the Lender and Fannie Mae.

                                                                Second Amendment
                                             to Master Credit Facility Agreement
                                      -2-

          (b) Costs. It shall pay all legal, recording and other fees and expenses incurred by Fannie Mae and the Lender in connection with the GP Substitution Transaction.

     3. Amendments to the Master Agreement. Section 13.01(e) of the Master Agreement is hereby amended as follows:

          "(e) Ownership. (1) the REIT shall own 100% of the outstanding stock in Berkshire Apartments, Inc. (the "New General Partner"), (2) the New General Partner shall be the sole general partner of the Borrower, the REIT shall be a Limited Partner of the Borrower and the REIT shall own a partnership interest as Limited Partner of not less than 51%, (3) the Borrower and the Subsidiary Guarantors shall be the sole owners of all of the Collateral and own all of the Mortgaged Properties in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide, (4) BRI Hidden Oaks Partnership shall be a general partnership, the sole partners of which shall be BRI Texas Apartments Limited Partnership and BRI River Oaks Limited Partnership, (5) BRI River Oaks Limited Partnership and BRI Texas Apartments Limited Partnership shall each be a limited partnership, the sole general partner of which shall be a corporate general partner and the sole limited partner of which shall be the Borrower, (6) except as the Lender may otherwise agree, each Subsidiary Guarantor (other than BRI Hidden Oaks Partnership, BRI River Oaks Limited Partnership and BRI Texas Apartments Limited Partnership) shall be a limited partnership, the sole general partners of which shall be a corporate general partner and the Borrower and the sole limited partner of which shall be the Borrower and (7) the REIT shall own 100% of the outstanding stock in the corporate general partner of each Subsidiary Guarantor."

     4. Consent. Subject to the satisfaction of each of the following conditions, the Lender and Fannie Mae hereby consent to the GP Substitution
Transaction:

          (a) The REIT and the Subsidiary Guarantors will execute the Confirmation of Liability attached as Exhibit A to this Second Amendment.

          (b) The Borrower, the REIT and the Subsidiary Guarantors will execute a Compliance Certificate in the form attached as Exhibit B to this Second Amendment.

          (c) The Secretary or Assistant Secretary of the REIT shall deliver an Organizational Certificate in the form attached as Exhibit C to this Second Amendment.

          (d) The Borrower will deliver favorable opinions of counsel (which may be in-house counsel) to the Borrower and the Guarantors, as to the due organization and

                                                                Second Amendment
                                             to Master Credit Facility Agreement
                                      -3-
     qualification of the New General Partner, the Borrower and the Guarantors, the due authorization, execution, delivery and enforceability of this Second Amendment, the failure of the GP Substitution Transaction to effect a dissolution of the Borrower under Delaware law, and such other matters as the Lender or Fannie Mae may require.

          (e) The Borrower will deliver a letter from Coopers & Lybrand, as accountants for the REIT and its Affiliates, advising that the consummation of the GP Substitution Transaction will not adversely affect the status of the REIT as a real estate investment trust.

          (f) The REIT will deliver all of the Organizational Documents and good standing certificates of New General Partner, and, if requested by the Lender or Fannie Mae, the Borrower, the REIT and the Subsidiary Guarantors.

          (g) The Borrower, the REIT and the Subsidiary Guarantors shall deliver such other documents, instruments, approvals (and, if requested by the Lender or Fannie Mae, certified duplicates of executed copies thereof) or opinions as the Lender or Fannie Mae may request.

     5. Capitalized Terms. All capitalized terms used in this Second Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

     6. Full Force and Effect. Except as expressly modified by this Second Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

     7. Counterparts. This Second Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

            (The rest of the page has been left blank intentionally.]




                                                                Second Amendment
                                             to Mastcr Credit Facility Agreement
                                      -4-

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  THE BORROWER:

                                  BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  Berkshire Realty Company, Inc., a
                                       Delaware corporation, its General Partner

                                       By:  /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                  BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  Berkshire Apartments, Inc., a Delaware
                                       corporation, its new General Partner

                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                  THE REIT:

                                  BERKSHIRE REALTY COMPANY, INC., a Delaware corporation

                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President



                                                                Second Amendment
                                   -5-       to Master Credit Facility Agreement

                                  TEE EXISTING SUBSIDIARY GUARANTOR:

                                  BRI RIVER OAKS LIMITED PARTNERSHIP

                                  By:  BRI River Oaks-II, Inc., General Partner



                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                                              Second Arncndxncnt
                                       -6-   to Master Credit Facility Agreement

                       THE SUBSIDIARY GUARANTORS:

                       BRI HIDDEN OAKS PARTNERSHIP (formerly known as L
                       & V Hidden Oaks Partnership), a Texas general partnership

                       By: BRI Texas Apartments Limited Partnership, a Delaware limited partnership, a General Partner

                            By: BRI Texas Apartments-II, Inc., an Alabama corporation, General Partner

                                 By: /s/ Marianne Pritchard    (SEAL)
                                     -------------------------------------
                                     Name:  Marianne Pritchard
                                     Title: Executive Vice President



                       BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, a
                       Delaware limited partnership

                       By: BRI Texas Apartments-II, Inc., an Alabama
                           corporation, General Partner

                           By: /s/ Marianne Pritchard    (SEAL)
                               -------------------------------------
                               Name:  Marianne Pritchard
                               Title: Executive Vice President


                                                                Second Amendment
                                       -7-   to Master Credit Facility Agreement

                                       THE LENDER:

                                       WMF WASHINGTON MORTGAGE CORP.,
                                       a Delaware corporation, formerly known as Washington Mortgage Financial Group, Ltd.

                                       By: /s/ G. Scott Carter
                                          --------------------------------------
                                          G. Scott Carter
                                          Vice President


                                                                Second Amendment
                                      -8-    to Master Credit Facility Agreement

                                       FANNIE MAE:

                                       FANNIE MAE, a federally-chartered and
                                       stockholder-owned corporation organized
                                       and existing under the Federal National
                                       Mortgage Association Charter Act,
                                       12 U.S.C. ss.1716 et seq.

                                       By: [ILLEGIBLE]
                                          --------------------------------------
                                          Name:
                                          Title:










                                                                Second Amendment
                                       -9-   to Master Credit Facility Agreement

                EXHIBIT A TO SECOND AMENDMENT TO MASTER AGREEMENT

                            CONFIRMATION OF LIABILITY

     THIS BORROWER AND GUARANTOR CONFIRMATION OF LIABILITY (the "Confirmation of Liability") is made as of the 1st day of March, 1997, by (i) BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), (ii) BERKSHIRE REALTY COMPANY, INC., a Delaware corporation (the "REIT"), (iii) BPS RIVER OAKS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Existing Subsidiary Guarantor"), BRI Hidden Oaks Partnership, a Texas general partnership and BRI Texas Apartments Limited Partnership, a Delaware limited partnership (collectively, with the Existing Subsidiary Guarantor, the "Subsidiary Guarantors") for the benefit of (i) WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "Lender") and (ii) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq.

                                    RECITALS

     A. The Borrower, the REIT, the Existing Subsidiary Guarantor and the Lender are parties to that certain Master Credit Facility Agreement, dated as of November 17, 1995 (as amended from time to time, the "Master Agreement").

     B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with.the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of November 17, 1995 (the "Assignment"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement, and the Lender acts as Fannie Mae's agent with respect to the making of certain decisions under the Master Agreement.

     C. The Borrower, the REIT, the Subsidiary Guarantors, the Lender and Fannie Mae are executing that certain Second Amendment to Master Agreement dated as of March 1, 1997 (the "Second Amendment").

     D. The Lender has required the execution of this Confirmation of Liability as a condition to its execution of the Second Amendment.

     E. The parties are executing this Confirmation of Liability to confirm that each remains liable for all of its obligations under the Master Agreement and the other Loan Documents.


                                                                Second Amendment
                                             to Master Credit Facility Agreemont

     NOW, THEREFORE, the Borrower, the REIT and the Subsidiary Guarantors, in consideration of the Lender's and Fannie Mae's execution of the Second Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     1. Confirmation of Liability. The Borrower, the REIT and the Subsidiary Guarantors each confirms that none of its respective obligations under Master Agreement and the Loan Documents is affected by the GP Substitution Transaction (as defined in the Second Amendment) or the execution of the Second Amendment, and each of its respective obligations under the Master Agreement and the Loan Documents shall remain in full force and effect, and each shall be fully liable for the observance of all of such obligations, notwithstanding the GP Substitution Transaction and the execution of the Second Amendment.

     2. Beneficiaries. This Confirmation of Liability is made for the express benefit of both the Lender and Fannie Mae.

     3. Capitalized Terms. All capitalized terms used in this Confirmation of Liability which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

     4. Counterparts. This Confirmation of Liability may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  THE BORROWER:

                                  BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By: Berkshire Realty Company, Inc., a Delaware
                                      corporation, its General Partner


                                      By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President



                                                                Second Amendment
                                             to Master Credit Facility Agreement
                                   -2-

                                  BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  Berkshire Apartments, Inc., a Delaware
                                       corporation, its new General Partner

                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                  THE REIT:

                                  BERKSHIRE REALTY COMPANY, INC., a Delaware corporation

                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                  THE EXISTING SUBSIDIARY GUARANTOR:

                                  BRI RIVER OAKS LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  BRI River Oaks-II, Inc., General Partner



                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President



                                                                Second Amendment
                                             to Master Credit Facility Agreement
                                   -3-

                       THE SUBSIDIARY GUARANTORS:

                       BRI HIDDEN OAKS PARTNERSHIP (formerly known as L
                       & V Hidden Oaks Partnership), a Texas general partnership

                       By: BRI Texas Apartments Limited Partnership, a Delaware limited partnership, a General Partner

                            By: BRI Texas Apartments-II, Inc., an Alabama corporation, General Partner

                                 By: /s/ Marianne Pritchard    (SEAL)
                                     -------------------------------------
                                     Name:  Marianne Pritchard
                                     Title: Executive Vice President



                       BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, a
                       Delaware limited partnership

                       By: BRI Texas Apartments-II, Inc., an Alabama
                           corporation, General Partner

                           By: /s/ Marianne Pritchard    (SEAL)
                               -------------------------------------
                               Name:  Marianne Pritchard
                               Title: Executive Vice President


                                                                Second Amendment
                                       -4-   to Master Credit Facility Agreement

                EXHIBIT B TO SECOND AMENDMENT TO MASTER AGREEMENT

                             COMPLIANCE CERTIFICATE

     The undersigned, BRI OP Limited Partnership (the "Borrower"), Berkshire Realty Company, Inc. (the "REIT"). and BRI River Oaks Limited Partnership, BRI Hidden Oaks Partnership and BRI Texas Apartments Limited Partnership (the "Subsidiary Guarantors") hereby certify to Washington Mortgage Financial Group, Ltd. (the "Lender") and Fannie Mae as follows:

     1. Master Agreement. The Borrower and the REIT are parties to that certain Master Credit Facility Agreement, dated as of November 17, 1995, by and among the Borrower, the REIT, BRI River Oaks Limited Partnership and the Lender (as amended from time to time, the "Master Agreement"). The Subsidiary Guarantors are owners of certain Collateral granted to the Lender pursuant to the Master Agreement. The rights of the Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.

     2. No Default. The Borrower, the REIT and the Subsidiary Guarantors each hereby represents, warrants and covenants to the Lender that no Event of Default or Potential Event of Default has occurred and is continuing and that all other General Conditions described in Article XI of the Master Agreement are satisfied on the date hereof.

     3. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.

Dated: August ___, 1997


                                  THE BORROWER:

                                  BRI OP LIMITED PARTNERSHIP, a DeJaware limited partnership

                                  By: Berkshire Realty Company, Inc., a Delaware
                                      corporation, its General Partner


                                      By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President




                                                                Second Amendment
                                             to Master Credit Facility Agreement

                                  BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  Berkshire Apartments, Inc., a Delaware
                                       corporation, its new General Partner

                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                  THE REIT:

                                  BERKSHIRE REALTY COMPANY, INC., a Delaware corporation

                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President


                                  THE SUBSIDIARY GUARANTORS:

                                  BRI RIVER OAKS LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  BRI River Oaks-II, Inc., a Delaware
                                       corporation, General Partner



                                       By: /s/ Marianne Pritchard
                                           -------------------------------------
                                           Name:  Marianne Pritchard
                                           Title: Executive Vice President



                                                                Second Amendment
                                             to Master Credit Facility Agreement
                                        2

                       BRI HIDDEN OAKS PARTNERSHIP (formerly known as L
                       & V Hidden Oaks Partnership), a Texas general partnership

                       By: BRI Texas Apartments Limited Partnership, a Delaware limited partnership, a General Partner

                            By: BRI Texas Apartments-II, Inc., an Alabama corporation, General Partner

                                 By: /s/ Marianne Pritchard    (SEAL)
                                     -------------------------------------
                                     Name:  Marianne Pritchard
                                     Title: Executive Vice President



                       BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, a
                       Delaware limited partnership

                       By: BRI Texas Apartments-II, Inc., an Alabama
                           corporation, General Partner

                           By: /s/ Marianne Pritchard    (SEAL)
                               -------------------------------------
                               Name:  Marianne Pritchard
                               Title: Executive Vice President

                                                                Second Amendment
                                       3     to Master Credit Facility Agreement

              EXHIBIT C TO THE SECOND AMENDMENT TO MASTER AGREEMENT

                           ORGANIZATIONAL CERTIFICATE

     I, the undersigned, __________________, hereby certify as follows:

     1. Secretary or Assistant Secretary. I am the Secretary or Assistant Secretary of Berkshire Realty Company, inc. (the "REIT") and I am authorized to deliver this Certificate on the Corporation's behalf, in its individual capacity and as General Partner of BRI OP Limited Partnership (the "Borrower").

     2. Master Agreement. The Borrower and the REIT are parties to that certain Master Credit Facility Agreement, dated as of November 17, 1995, by and among the Borrower, the REIT, BRI River Oaks Limited Partnership and the Lender (as amended from time to time, the "Master Agreement"). The rights of the Lender under the Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.

     3. Due Authorization. I hereby certify that no action of the board of directors is necessary to duly authorize the execution and delivery of, and the consummation of the GP Substitution Transaction contemplated by that certain Second Amendment to Master Agreement, by and among the Borrower, the REIT, the Subsidiary Guarantors, the Lender and Fannie Mae, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors of the REIT which authorizes the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.

     4. No Changes. Since the date of the most recent Organizational Certificate delivered to the Lender, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of the Borrower, the REIT or any of the Guarantors, except for that certain Amendment No. 11 to the Borrower's Limited Partnership Agreement and as set forth in the Exhibit B to this Certificate, and the Borrower, the REIT and the other Guarantors remain in good standing or duly qualified in each of the jurisdictions in which they are required to be in good standing under the terms of the Master Agreement.




                                                                Second Amendment
                                             to Master Credit Facility Agreement

     5. Incumbency Certificate. The persons authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth below, and a specimen signature of each has been previously delivered to the Lender.


                       ----------------------------------


                       ----------------------------------


                       ----------------------------------


                       ----------------------------------

     6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.



Dated; August ______, 1997


_____________________________

Name:________________________

Title:_______________________



                                                                Second Amendment
                                             to Master Credit Facility Agreement
                                       2